                           GOLF TRUST OF AMERICA, INC.

                            1997 STOCK INCENTIVE PLAN

                         NOTICE OF GRANT OF STOCK OPTION

          Notice is hereby given of the following stock option grant (the "Option") to purchase shares (the "Option Shares") of the Common Stock of Golf Trust of America, Inc. (the "Corporation"):

     OPTIONEE:                     ____________________

     GRANT DATE:                   ______________, 1997

     EXERCISE PRICE:               $_________ per share

     NUMBER OF OPTION SHARES:      _____________ shares

     EXPIRATION DATE:              ______________, 2007

     TYPE OF OPTION:               Incentive Stock Option

     EXERCISE SCHEDULE: The Option shall become exercisable for thirty-three and thirty-three hundredths percent (33.33%) of the Option Shares upon Optionee's completion of one (1) year of Service (as defined in the attached Stock Option Agreement) measured from the Grant Date and shall become exercisable for the balance of the Option Shares in a series of two (2) successive equal annual installments upon Optionee's completion of each additional year of Service thereafter. In no event shall the Option become exercisable for any additional Option Shares following Optionee's cessation of Service. The Option will be exercisable for ten (10) years from the Grant Date.

          Optionee understands and agrees that the Option is granted subject to and in accordance with the express terms and conditions of the Golf Trust of America, Inc. 1997 Stock Incentive Plan (the "Plan," terms defined therein and not otherwise defined herein are used herein as therein defined). Optionee further agrees to be bound by the terms and conditions of the Plan and the terms and conditions of the Option as set forth in the Stock Option Agreement attached hereto as EXHIBIT A and incorporated herein by reference. Optionee understands that any Option Shares purchased under the Option will be subject to certain restrictions on transfer set forth in the Stock Purchase Agreement attached hereto as EXHIBIT B and incorporated herein by reference. Optionee also acknowledges receipt of a copy of the Plan attached hereto as EXHIBIT C and incorporated herein by reference.

          NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Notice of Grant, the attached Agreement or the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any parent or subsidiary employing Optionee) or Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason whatsoever, with or without cause.


Dated:  ______________, 1997


                              GOLF TRUST OF AMERICA, INC.


                              By:  ________________________________

                              Name: ________________________________

                              Title:



                              ______________________________________
                              OPTIONEE

                              Name: ________________________________

                              Address: _______________________________

                                      _____________________







ATTACHMENTS:

Exhibit A:     Stock Option Agreement
Exhibit B:     Stock Purchase Agreement
Exhibit C:     1997 Stock Incentive Plan


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

                                    EXHIBIT A

                             STOCK OPTION AGREEMENT

                           GOLF TRUST OF AMERICA, INC.

                            1997 STOCK INCENTIVE PLAN

                             STOCK OPTION AGREEMENT


     RECITALS

     A. The Board of Directors (the "Board") of Golf Trust of America, Inc. (the "Corporation") has adopted, and the Corporation's stockholders have approved, the Corporation's 1997 Stock Incentive Plan (the "Plan," terms defined therein and not otherwise defined herein are used herein as therein defined) for the purpose of attracting and retaining the services of employees (including officers), consultants and other advisors (and their respective employees).

     B. Optionee is an individual who is to render valuable services to the Corporation or one or more parent or subsidiary corporations, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the grant of a stock option to purchase shares of the Corporation's common stock ("Common Stock") under the Plan.

     NOW, THEREFORE, it is hereby agreed as follows:

          1. GRANT OF OPTION. Subject to and upon the terms and conditions set forth in this Stock Option Agreement (this "Agreement"), the Corporation hereby grants to Optionee, as of the grant date (the "Grant Date") specified in the accompanying Notice of Grant of Stock Option (the "Grant Notice"), a stock option to purchase up to that number of shares of the Corporation's Common Stock as is specified in the Grant Notice (the "Option Shares"). Such Option Shares shall be purchasable from time to time during the option term at the Exercise Price specified in the Grant Notice (the "Exercise Price").

          2. OPTION TERM. This option shall expire at the close of business on the expiration date specified in the Grant Notice (the "Expiration Date"), unless sooner terminated in accordance with Paragraph 5 or Paragraph 7 hereof.

          3. LIMITED TRANSFERABILITY. This option shall be neither transferable nor assignable by Optionee, other than a transfer of this option effected by will or by the laws of descent and distribution following Optionee's death, and may be exercised, during Optionee's lifetime, only by Optionee.

          4. EXERCISABILITY. This option shall become exercisable for the Option Shares in accordance with the Exercise Schedule specified in the Grant Notice (the "Exercise Schedule"). As the option becomes exercisable for one or more installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or Paragraph 7 hereof. In no event shall this option become exercisable for any additional Option Shares following Optionee's cessation of Service.

          5. TERMINATION OF SERVICE. The option term specified in Paragraph 2 shall terminate (and this option shall cease to remain outstanding) prior to the Expiration Date in accordance with the following provisions:

          a. Upon Optionee's cessation of Service for any reason, this option shall immediately terminate and cease to remain outstanding for any Option Shares for which the option is not otherwise at that time exercisable.

          b. Should Optionee cease Service for any reason other than death or permanent disability while this option remains outstanding, then Optionee shall have a three (3) month period measured from the date of such cessation of Service in which to exercise this option for any or all of the Option Shares for which this option is exercisable at the time of such cessation of Service. In no event, however, may this option be exercised at any time after the specified Expiration Date of the option term. Upon the expiration of such three (3) month period or (if earlier) upon the specified Expiration Date of the option term, this option shall terminate and cease to remain outstanding.

          c. Should Optionee die while in Service or within three (3) months after cessation of Service, then the personal representative of Optionee's estate or the person or persons to whom this option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution shall have the right to exercise the option for any or all of the Option Shares for which this option is exercisable at the time of Optionee's cessation of Service (less any Option Shares subsequently purchased by Optionee prior to death).
Such right shall lapse, and this option shall terminate and cease to remain outstanding, upon the earlier of (i) the first anniversary of Optionee's death or (ii) the Expiration Date.

          d. Should Optionee become Permanently Disabled and cease by reason thereof to remain in Service at any time during the option term, then Optionee shall have a twelve (12) month period commencing with the date of such cessation of Service in which to exercise this option for any or all of the Option Shares for which this option is exercisable at the time of such cessation of Service. In no event, however, may this option be exercised at any time after the specified Expiration Date. Upon the expiration of such limited period of exercisability or (if earlier) upon the Expiration Date, this portion shall terminate and cease to be outstanding.

          e. During the limited period of post-Service exercisability applicable pursuant to Paragraphs 5.b through 5.d hereof, this option may not be exercised in the aggregate for more than the number of Option Shares (if any) for which this option is, at the time of Optionee's cessation of Service, exercisable in accordance with either the normal exercise provisions specified in the Grant Notice or the special acceleration provisions of Paragraph 7 hereof.

          f. Should Optionee's Service be terminated for Misconduct, then this option shall terminate immediately and cease to remain outstanding.

          6.   DEFINITIONS.   For purposes of this Agreement, the following
definitions shall be in effect:

          (a) CHANGE IN CONTROL: a change in ownership or control of the Corporation effected through either of the following transactions:

          (i) the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than twenty-five percent (25%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept; or

          (ii) a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least two-thirds (2/3) of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

          (b) CORPORATE TRANSACTION: any of the following stockholder-approved transactions to which the Corporation is a party:

          (i) a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Corporation is incorporated,

          (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

          (iii) any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different than the persons holding those securities immediately prior to such merger.

          (c) EMPLOYEE: Optionee shall be considered to be an Employee for so long as such individual performs services while in the employ of the Corporation or one or more parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

          (d) MISCONDUCT: Optionee's Service shall be deemed to have been terminated for Misconduct if such termination occurs by reason of Optionee's commission of any act of fraud, embezzlement or dishonesty, any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Corporation or its Parent or Subsidiary corporations, or any other willful misconduct by Optionee adversely affecting the business or affairs of the Corporation in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation or any parent or subsidiary may consider as grounds for the dismissal or discharge of Optionee or any other individual in the Service of the Corporation.

          (e) PARENT: A corporation shall be considered to be a Parent of the Corporation if it is a member of an unbroken chain of corporations ending with the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (f) PERMANENT DISABILITY or PERMANENTLY DISABLED: Optionee shall be deemed to be Permanently Disabled and to have incurred a Permanent Disability if Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

          (g) SERVICE: Optionee shall be deemed to remain in Service for so long as such individual performs services on a periodic basis to the Corporation (or any Parent or Subsidiary corporation) in the capacity of an Employee, a Non-Employee member of the board of directors or an independent consultant or advisor.

          (h) SUBSIDIARY: A corporation shall be considered to be a Subsidiary of the Corporation if it is a member of an unbroken chain of corporations which begins with the Corporation, provided each such corporation in the unbroken chain (other than the last corporation) owns, at the time of determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     7.   CORPORATE TRANSACTION/CHANGE IN CONTROL.

          a.   CORPORATE TRANSACTION.

          (i) ACCELERATION. In the event of a Corporate Transaction, this option, to the extent outstanding at such time but not otherwise exercisable, shall automatically accelerate so that this option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all the Option Shares at the time subject to this option and may be exercised for all or any portion of such shares as fully vested shares of Common Stock.

          (ii) TERMINATION. This option, to the extent not previously exercised, shall terminate and cease to be outstanding immediately following the consummation of such Corporate Transaction except to the extent it is assumed by the successor corporation or its parent company.

          b.   CHANGE IN CONTROL.

          (i) ACCELERATION. In the event of any Change in Control, this option, to the extent outstanding at such time but not otherwise exercisable, shall automatically accelerate so that each such option shall, immediately prior to Change in Control, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all the Option Shares at the time subject to this option and may be exercised for all or any portion of such shares as fully vested shares of Common Stock.

          (ii) OPTION TERM. If accelerated pursuant to a Change in Control, this Option, to the extent not previously exercised, shall remain fully exercisable until the expiration of the option term.

          c. The portion of this option accelerated in connection with any Corporate Transaction or Change in Control shall remain exercisable (to the extent it is exercisable under the above provisions) as an Incentive Stock Option under the federal tax laws (if the option is designated as such in the Grant Notice) only to the extent the applicable dollar limitation of Paragraph 18 hereof is not exceeded in the calendar year of such Corporate Transaction or Change in Control.

          d. This Agreement shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     8.   ADJUSTMENT IN OPTION SHARES.

          a. In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class effected without the Corporation's receipt of consideration, the Plan Administrator shall make appropriate adjustments to
(i) the number and/or class of securities subject to this option and (ii) the Exercise Price payable per share in order to prevent any dilution or enlargement of rights and benefits hereunder. Such adjustments shall be final, binding and conclusive.

          b. If this option is to be assumed in connection with a Corporate Transaction under Paragraph 7 hereof, then this option shall, immediately after such Corporate Transaction, be appropriately adjusted to apply and pertain to the number and class of securities which would have been issued to Optionee in the consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the Exercise Price payable per share such that the aggregate Exercise Price payable hereunder shall remain the same.

     9. PRIVILEGES OF STOCK OWNERSHIP. The holder of this option shall not have any of the rights of a stockholder with respect to the Option Shares until such individual shall have exercised the option and paid the Exercise Price for the purchased Option Shares.

     10.  MANNER OF EXERCISING OPTION.

          a. In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

          (i) Deliver to the Secretary of the Corporation a stock purchase agreement (the "Purchase Agreement") in substantially the form of EXHIBIT B to the Grant Notice.

          (ii) Pay the aggregate Exercise Price for the purchased shares in one of the following alternative forms:

               (A) full payment in cash or by check made payable to the order of the Corporation;

               (B) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes valued at Fair Market Value on the Exercise Date (as such terms are defined below);

               (C) full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check payable to the order of the Corporation; or

               (D) full payment through a broker-dealer sale and remittance procedure pursuant to which Optionee shall provide concurrent irrevocable written instructions (1) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable federal, state and local income and employment taxes required to be withheld in connection with such purchase and (2) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

          (iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

          b. For purposes of this Agreement, the Exercise Date shall be the date on which the executed Purchase Agreement is delivered to the Secretary of the Corporation. Except to the extent the sale and remittance procedure specified above is utilized in connection with the option exercise, payment of the Exercise Price for the purchased shares must accompany such Purchase Agreement.

          c. For all valuation purposes under this Agreement, the Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

          (i) If the Common Stock is at the time traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers through the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

          (ii) If the Common Stock is at the time listed or admitted to trading on any national securities exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the securities exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

          d. As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option in accordance herewith) a certificate or certificates representing the purchased Option Shares.

          e. In no event may this option be exercised for any fractional shares.

     11. NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in the Service of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) for any period of specific duration or interfere with or otherwise restrict in any way the rights, as may be more fully set forth in a separate employment agreement, of the Corporation (or any such Parent or Subsidiary) or Optionee, which rights are hereby expressly reserved by each party, to terminate Optionee's Service at any time for any reason whatsoever, with or without cause.

     12. COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of this option and the issuance of Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any securities exchange on which shares of the Corporation's Common Stock may be listed at the time of such exercise and issuance.

     13. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraphs 3 or 7 hereof, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs and legal representatives of Optionee and the successors and assigns of the Corporation.

     14.  LIABILITY OF CORPORATION.

          a. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares which may without stockholder approval be issued under the Plan, then this option shall be void with respect to such excess shares unless stockholder approval of an amendment sufficiently increasing the number of shares issuable under the Plan is obtained in accordance with the provisions of Section II of Article Five of the Plan.

          b. The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

     15. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation in care of the Corporate Secretary at the Corporation's principal offices at 190 King Street, Charleston, South Carolina 29401, and any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated on the Grant Notice, or to such other address as either party may from time to time designate in writing to the other party. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail by registered or certified mail, postage prepaid and properly addressed to the party to be notified.

     16. CONSTRUCTION. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

     17. GOVERNING LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Maryland, as such laws are applied to contracts entered into and performed in such State, without resort to that State's conflict-of-laws rules.

     18. ADDITIONAL TERMS APPLICABLE TO AN INCENTIVE STOCK OPTION. In the event this option is designated an Incentive Stock Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

          a. This option shall cease to qualify for favorable tax treatment as an Incentive Stock Option under the federal tax laws if (and to the extent) this option is exercised for one or more Option Shares: more than (i) three (3) months after the date Optionee ceases to be an Employee for any reason other than death or permanent disability (as such term is defined in Paragraph 6 hereof) or (ii) one (1) year after the date Optionee ceases to be an Employee by reason of Permanent Disability.

          b. If this option is to become exercisable in a series of installments as indicated in the Grant Notice, no such installment shall qualify for favorable tax treatment as an Incentive Stock Option under the federal tax laws if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which such installment first becomes exercisable hereunder would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock or other securities for which this option or one or more other Incentive Stock Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any parent or subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should the applicable One Hundred Thousand Dollar ($100,000) limitation be exceeded in any calendar year, the option may nevertheless be exercised for the excess shares in such calendar year as a Nonqualified Stock Option.

          c. Should the exercisability of this option be accelerated upon a Corporate Transaction or Change in Control in accordance with Paragraph 7 hereof, then this option shall qualify for favorable tax treatment as an Incentive Stock Option under the federal tax laws only to the extent the aggregate Fair Market Value (determined at the Grant Date) of the number of shares of Common Stock for which this option first becomes exercisable in the calendar year in which the Corporate Transaction or Change in Control occurs does not, when added to the aggregate value (determined as of the respective date or dates of grant) of the shares of Common Stock or other securities for which this option or one or more other Incentive Stock Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should the applicable One Hundred Thousand Dollar ($100,000) limitation be exceeded in the calendar year of such Corporate Transaction or Change in Control, the option may nevertheless be exercised for the excess shares in such calendar year as a Nonqualified Stock Option.

          d. Should Optionee hold, in addition to this option, one or more other options to purchase shares of Common Stock which become exercisable for the first time in the same calendar year as this option, then the foregoing limitations on the exercisability of such options as Incentive Stock Options under the federal tax laws shall be applied on the basis of the order in which such options are granted.

          e. To the extent this option should fail to qualify for incentive stock option treatment under the federal tax laws, Optionee shall recognize compensation income at the time the option is exercised in an amount equal to the Fair Market Value of the purchased Option Shares less the aggregate Exercise Price paid for those shares, and Optionee must make appropriate arrangements with the Corporation or any Parent or Subsidiary employing Optionee for the satisfaction of all federal, state or local income and employment tax withholding requirements applicable to such compensation income.

     19. ADDITIONAL TERMS APPLICABLE TO A NONQUALIFIED STOCK OPTION. In the event this option is designated a Nonqualified Stock Option in the Grant Notice, Optionee shall make appropriate arrangements with the Corporation or any parent or subsidiary employing Optionee for the satisfaction of all federal, state or local income and employment tax withholding requirements applicable to the exercise of this option.

     20. HEADINGS. The headings contained herein are for reference purposes only and shall in no way affect the meaning or interpretation of this Agreement.

                                    EXHIBIT B

                            STOCK PURCHASE AGREEMENT

                           GOLF TRUST OF AMERICA, INC.

                            1997 STOCK INCENTIVE PLAN

                            STOCK PURCHASE AGREEMENT


     THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made as of the ___ day of _______, 19 ___, by and between Golf Trust of America, Inc., a Maryland corporation (the "Corporation") and _________________________ ("Optionee"), the holder of a stock option under the Corporation's 1997 Stock Incentive Plan (the "Plan").

     A.   EXERCISE OF OPTION.

          1. EXERCISE. Optionee hereby purchases shares of the Corporation's common stock (the "Purchased Shares") pursuant to that certain option (the "Option") granted Optionee on ______________, 1997 (the "Grant Date"); to purchase up to ________________ shares of the Corporation's common stock under the Plan at the exercise price of $____________ per share (the "Exercise Price").

          2. PAYMENT. Concurrently with the delivery of this Agreement to the Secretary of the Corporation, Optionee shall pay the Exercise Price for the Purchased Shares in accordance with the provisions of the Stock Option Agreement between the Corporation and Optionee evidencing the Option.

     B. REPRESENTATIONS AND WARRANTIES OF OPTIONEE. Optionee hereby represents and warrants that:

          1. ACQUISITION ENTIRELY FOR OWN ACCOUNT. The Purchased Shares shall be acquired for investment purposes only and for Optionee's own account, and not as a nominee or agent and not with a view to, or for sale in connection with, any distribution of all or any part of the Purchased Shares. Optionee is prepared to hold the Purchased Shares for an indefinite period and has no present intention of selling, granting any participating interest in, or otherwise distributing the Purchased Shares. Optionee further represents that Optionee does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant any participating interest in the Purchased Shares to such person or any other person.

          2. DISCLOSURE OF INFORMATION. Optionee believes Optionee has received all the information Optionee considers necessary or appropriate for deciding whether to invest in the Purchased Shares. Optionee represents and acknowledges that Optionee has had an opportunity to ask questions and receive answers from the Corporation regarding the terms and conditions of the investment in the Purchased Shares.

          3. INVESTMENT EXPERIENCE. Optionee is able to fend for him or herself in the transaction contemplated by this Agreement, can bear the economic risk of his or her investment in the Purchased Shares and has such knowledge and experience in financial or business matters that Optionee is capable of evaluating the merits and risks of the investment in the Purchased Shares.

          4. RESTRICTED SECURITIES. Optionee understands that the Purchased Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act") and are "restricted securities" under the 1933 Act. Accordingly, the Purchased Shares may not be resold or transferred unless the Purchased Shares are first registered under the 1933 Act or unless an exemption from such registration is available. In this connection, Optionee represents that Optionee is familiar with Rule 144 of the Securities and Exchange Commission promulgated under the 1933 Act, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act, including the two (2) year minimum holding period for restricted securities imposed under Rule 144. Optionee hereby acknowledges that Optionee is prepared to hold the Purchased Shares for an indefinite period.

     C.   MARKET STAND-OFF.

          1. In connection with the Corporation's initial public offering, Optionee shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Purchased Shares without the prior written consent of the Corporation or its underwriters, other than a transfer of title to the Purchased Shares effected pursuant to Optionee's will or the laws of intestate succession. Such limitations shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Corporation or such underwriters; PROVIDED, HOWEVER, that in no event shall such period exceed one hundred eighty (180) days. The limitations of this Section C shall in all events terminate two (2) years after the effective date of the Corporation's initial public offering.

          2. Optionee shall be subject to the market stand-off provisions of this Section C IF AND ONLY IF the officers and directors of the Corporation are also subject to similar arrangements.

          3. In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Corporation's outstanding common stock effected as a class without the Corporation's receipt of consideration, then any new, substituted or additional securities distributed with respect to the Purchased Shares shall be immediately subject to the provisions of this Section C, to the same extent the Purchased Shares are at such time covered by such provisions.

          4. In order to enforce the limitations of this Section C, the Corporation may impose stop-transfer instructions with respect to the Purchased Shares until the end of the applicable stand-off period.

     D. FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, Optionee further agrees not to make any disposition of all or any portion of the Purchased Shares unless and until Optionee (i) shall have notified the Corporation of the proposed disposition and shall have furnished the Corporation with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Corporation, shall have furnished the Corporation with an opinion of counsel, reasonably satisfactory to the Corporation, that such disposition will not require registration of such shares under the 1933 Act. It is agreed that the Corporation will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

     E. LEGENDS. Optionee understands that the certificates evidencing the Purchased Shares may bear the following legend:

     "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Corporation that such registration is not required or unless sold pursuant to Rule 144 of such Act."

     F.   MISCELLANEOUS PROVISIONS.

          1. NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in Service (as defined in the Plan) for any period of specific duration or interfere with or otherwise restrict in any way the rights, as may be more fully set forth in a separate employment agreement, of the Corporation (or any parent or subsidiary) or Optionee, which rights are hereby expressly reserved by each party, to terminate Optionee's Service at any time for any reason whatsoever, with or without cause.

          2. OPTIONEE UNDERTAKING. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or the Purchased Shares pursuant to the express provisions of this Agreement.

          3. AGREEMENT IS ENTIRE CONTRACT. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the express terms and provisions of the Plan.

          4. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland, as such laws are applied to contracts entered into and performed in such State, without resort to that State's conflict-of-laws rules.

          5. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

          6. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee and Optionee's legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms and conditions hereof.

          7. HEADINGS. The headings contained herein are for reference purposes only and shall in no way affect the meaning of this Agreement.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first indicated above.

                                   GOLF TRUST OF AMERICA, INC.

                                   By: ___________________________

                                   Title: ________________________

                                   Address:  190 King Street
                                             Charleston, South Carolina
                                             29401

                                   _____________________________________
                                   OPTIONEE

                                   Name:  _______________________________

                                   Address:  ___________________________

                                             ___________________________
Print name in exact manner
it is to appear on the
stock certificate:                      _______________________________________

Social Security Number:                 _______________________________________

                                    EXHIBIT C

                            1997 STOCK INCENTIVE PLAN

                           GOLF TRUST OF AMERICA, INC.

                            1997 STOCK INCENTIVE PLAN


                                   ARTICLE ONE
                                     GENERAL

I.   GENERAL

     A. PURPOSE. This 1997 Stock Incentive Plan (the "Plan") is intended to promote the interests of Golf Trust of America, Inc., a Maryland corporation, or any successor corporation adopting the Plan (the "Corporation") by providing (i) employees (including officers) of the Corporation (or its parent or subsidiary corporations) who are responsible for the management, growth and financial success of the Corporation (or its parent or subsidiary corporations) and (ii) consultants and other advisors (and their respective employees) who provide valuable services to the Corporation (or its parent or subsidiary corporations) with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to maximize the Company's cash flow available for distribution and to remain in the service of the Corporation (or its parent or subsidiary corporations).

     B. EFFECTIVE DATE. The Plan shall become effective on the date on which the registration statement relating to the Corporation's initial public offering is declared effective by the Securities and Exchange Commission. The effective date of such registration statement is hereby designated as the Effective Date of the Plan.

II.  DEFINITIONS

     A. GENERAL DEFINITIONS. For purposes of the Plan, the following definitions shall be in effect:

     BOARD:  the Corporation's Board of Directors.

     CHANGE IN CONTROL: a change in ownership or control of the Corporation effected through either of the following transactions:

          a. the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than twenty-five percent (25%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept; or

          b. a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least two-thirds (2/3) of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

     CODE:  the Internal Revenue Code of 1986, as amended.

     COMMITTEE: a committee of the Board comprised of at least two (2) Board members, which shall assume responsibility for the administration of one or more functions under the Plan, either to the extent expressly provided in the Plan or as specifically authorized by Compensation Committee resolution pursuant to
Section IV of this Article One.

     COMMON STOCK: shares of the Corporation's common stock.

     COMPENSATION COMMITTEE: a Committee appointed pursuant to Section IV of this Article One and charged with certain responsibilities as described herein.

     CORPORATE TRANSACTION: any of the following stockholder-approved transactions to which the Corporation is a party:

          a. a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Corporation is incorporated;

          b. the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation; or

          c. any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

     EFFECTIVE DATE: the date specified in Section I of this Article One on which the Plan shall become effective.

     EMPLOYEE: an individual who performs services while in the employ of the Corporation or one or more parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

     EXERCISE DATE: the date on which the Corporation shall have received written notice of the exercise of an option granted pursuant to the Discretionary Option Grant Program of Article Two of the Plan.

     FAIR MARKET VALUE: the value per share of Common Stock determined in accordance with the following provisions:

          a. For any option grants or direct stock issuances made on the Effective Date, the Fair Market Value shall be the price per share at which the Common Stock is to be sold in the initial public offering of the Common Stock pursuant to the Underwriting Agreement. For all other purposes, the Fair Market Value shall be determined in accordance with the provisions of subparagraphs b through c below.

          b. If the Common Stock is at the time traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

          c. If the Common Stock is at the time listed or admitted to trading on any national securities exchange, then the Fair Market Value shall be the closing selling pace per share on the date in question on the securities exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

     INCENTIVE STOCK OPTION: a stock option which satisfies the requirements of Code Section 422.

     1934 ACT: the Securities Exchange Act of 1934, as amended from time to time.

     NON-EMPLOYEE: any individual who is not an Employee.

     NONQUALIFIED STOCK OPTION: a stock option not intended to meet the requirements of Code Section 422.

     OPTIONEE: any person to whom an option is granted under the Discretionary Option Grant Program in effect under Article Two of the Plan.

     PARTICIPANT: any person who receives an award of Performance Shares under the Performance Share Program of Article Three or a direct issuance of Common Stock under the Restricted Stock Issuance Program of Article Four of the Plan.

     PERFORMANCE AWARD: an award made under Article Three of the Plan consisting of Performance Shares and/or Stock Appreciation Rights.

     PERFORMANCE SHARE: an equity-like participating interest in the Corporation which may be awarded to a Participant pursuant to the Performance Share Program of Article Three of the Plan.

     PERMANENT DISABILITY OR PERMANENTLY DISABLED: the inability of an Optionee or a Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

     PLAN ADMINISTRATOR: either the Compensation Committee of the Board or a secondary Committee to the extent any such Committee is at the time responsible for the administration of the Plan in accordance with Section IV of Article One.

     RESTRICTED STOCK: the shares issued pursuant to the Restricted Stock Issuance Program of Article Four of the Plan.

     SECTION 12(G) REGISTRATION DATE: the date on which the initial registration of the Common Stock under Section 12(g) of the 1934 Act becomes effective.

     SERVICE: the performance of services on a periodic basis to the Corporation (or any parent or subsidiary corporation) in the capacity of an Employee, a Non-Employee member of the board of directors or an independent consultant or advisor, except to the extent otherwise specifically provided in the applicable stock option grant, Performance Share award, or stock issuance agreement.

     STOCK APPRECIATION RIGHT: an award made under Section III of Article Three of the Plan.

     B. PARENT/SUBSIDIARY DETERMINATION. The following provisions shall be applicable in determining the parent and subsidiary corporations of the
Corporation:

          1. Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a PARENT of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          2. Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a SUBSIDIARY of the Corporation, provided each such corporation in the unbroken chain (other than the last corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

III. STRUCTURE OF THE PLAN

     A. STOCK PROGRAMS. The Plan shall be divided into three (3) separate components: the Discretionary Option Grant Program specified in Article Two, the Performance Award Program specified in Article Three and the Restricted Stock Issuance Program specified in Article Four. Under the Discretionary Option Grant Program, eligible individuals may be granted options to purchase shares of Common Stock. Under the Performance Award Program, Participants may be awarded either Performance Shares, entitling them to receive a payment equal to the Fair Market Value of a specified number of shares on certain conditions, or Stock Appreciation Rights, entitling them to the appreciation in aggregate value of a specified number of shares of Common Stock over the aggregate base price in effect for those shares. Performance Awards may be made either as a bonus or subject to such performance goals and conditions as the Plan Administrator shall determine. Under the Restricted Stock Issuance Program, eligible individuals may be issued shares of Common Stock directly, either through the immediate purchase of such shares at a price determined by the Plan Administrator, but not less than the shares' par value, or as a bonus tied to the performance of services or the Corporation's attainment of financial objectives.

     B. GENERAL PROVISIONS. Unless the context clearly indicates otherwise, the provisions of Articles One and Five shall apply to the Discretionary Option Grant Program, the Performance Award Program and the Restricted Stock Issuance Program and shall accordingly govern the interests of all individuals under the Plan.

IV.  ADMINISTRATION OF THE PLAN

     A. DESIGNATION OF PLAN ADMINISTRATOR. The Plan shall be administered by the Compensation Committee in accordance with the following provisions:

          1. COMPENSATION COMMITTEE. Prior to the closing of the Company's initial public offering of equity securities (the "Offering"), the Compensation Committee shall consist of the entire Board. Following the closing of the Offering, the Compensation Committee shall consist solely of three or more Non-Employee members of the Board appointed by and holding office at the pleasure of the Board. Appointment of Compensation Committee members shall be effective upon acceptance of appointment. Compensation Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Compensation Committee may be filled by the Board.

          2.   DUTIES AND POWERS OF COMPENSATION COMMITTEE.

          a. The Compensation Committee shall have sole and exclusive authority to administer the Plan with respect to those individuals subject to the short-swing profit restrictions of the federal securities laws; and the Compensation Committee is hereby designated as the Plan Administrator with respect to such individuals.

          b. Administration of the Plan with respect to all or any other individuals eligible to participate in the Plan shall be vested in the Compensation Committee but may, at the Compensation Committee's discretion, be delegated to a secondary Committee of two (2) or more Board members appointed by the Compensation Committee and designated by the Compensation Committee as the Plan Administrator with respect to said individuals. The membership of any such secondary Committee may include Board members who are Employees eligible to receive option grants, Performance Awards or Restricted Stock issuances under this Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any parent or subsidiary corporation). Members of any secondary Committee shall serve for such period as the Compensation Committee may determine and shall be subject to removal by the Board or the Compensation Committee at any time. The Compensation Committee may at any time reassume any or all administrative powers and authority delegated under the Plan to any secondary Committee.

     B.   PLAN ADMINISTRATOR'S AUTHORITY.

          1. RULES, REGULATIONS AND INTERPRETATIONS. The Plan Administrator shall, within the scope of its administrative authority under the Plan, have full power and discretion (subject to the express provisions of the Plan) to establish such rules and regulations as it may deem appropriate for the proper administration of the Plan and to make such determinations under, and issue such interpretations of, the provisions of each program established under the Plan and any outstanding option grants, Performance Awards or Restricted Stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative authority under the Plan shall be final and binding on all parties who have an interest in the Plan or any outstanding option, Performance Award or Restricted Stock issuance thereunder.

          2. SELECTION, TERMS AND CONDITIONS. The Plan Administrator shall have full authority to determine (i) with respect to the grants made under the Discretionary Option Grant Program, which eligible individuals are to be granted stock options, the time or times each such grants are to be made, the number of shares to be covered by each such grant, the status of any granted option as either an Incentive Stock Option or a Nonqualified Stock Option, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding, (ii) with respect to awards made under the Performance Award Program, which eligible individuals are to receive Performance Shares or Stock Appreciation Rights, the number of Performance Shares to be awarded, the number of shares to be covered by and the base price of the Stock Appreciation Right, the performance-related objectives to be achieved, or the period of Service to be completed, in order for such Performance Shares to become fully vested or for the Stock Appreciation Right to become exercisable, and the form in which the Performance Award payment is to be made, and (iii) with respect to direct issuances under the Restricted Stock Issuance Program, which eligible individuals are to receive such issuances, the number of shares subject to each such issuance, the vesting schedule (if any) to be applicable to the issued shares and the consideration to be paid by the individual for those shares.

     C. INDEMNIFICATION AND REIMBURSEMENT. Service on the Compensation Committee or any secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of either committee shall be liable for any act or omission made in good faith with respect to the Plan or in connection with any option grant, Performance Award or Restricted Stock issuance made under the Plan.

V.   ELIGIBILITY

     A.   The following persons shall be eligible to participate in the Plan:

          1. executive officers and other key Employees of the Corporation (or its parent or subsidiary corporations) who render services which contribute to the management, growth and financial success of the Corporation (or its parent or subsidiary corporations); and

          2. those consultants or other advisors (and their respective employees) who provide valuable services to the Corporation (or its parent or subsidiary corporations).

     B. Non-Employee Board members shall not be eligible to participate in the Plan. Such individuals may, however, be eligible to receive automatic option grants and direct stock issuances pursuant to the Corporation's 1997 Non-Employee Directors' Plan.

VI.  STOCK SUBJECT TO THE PLAN

     A. Shares of Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 500,000 shares, subject to adjustment from time to time in accordance with the provisions of this Section VI.

     B. In no event shall the aggregate number of shares of Common Stock for which any one individual participating in the Plan may be granted stock options and separately exercisable Stock Appreciation Rights exceed __________ shares in any calendar year. In addition, the aggregate number of shares of Common Stock for which any one individual participating in the

Plan may receive Performance Shares and direct stock issuances in any one calendar year shall not exceed ___________ shares.

     C. Should one or more outstanding options under Article Two of this Plan expire or terminate for any reason prior to exercise in full (including any option cancelled in accordance with the cancellation-regrant provisions of
Section IV of Article Two), then the shares subject to the portion of each option not so exercised shall be available for subsequent issuance under the Plan. Should one or more Performance Shares awarded under Article Three of this Plan terminate or expire prior to vesting, the number of shares underlying those expired or terminated Performance Share award shall be available for subsequent issuance under the Plan. Shares subject to any Stock Appreciation Rights exercised in accordance with Article Three or any vested Performance Shares liquidated pursuant to the payout provisions of Article Three and all Restricted Stock issuances under the Plan, whether or not the shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance the Plan. In addition, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection to the exercise of an outstanding option under Article Two or the vesting of a Restricted Stock issuance under Article Four, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock actually issued to the holder of such option or stock issuance.

     D. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one individual participating in the Plan may be granted stock options, Stock Appreciation Rights, Performance Shares and Restricted Stock issuances in the aggregate per calendar year, (iii) the number and/or class of securities and price per share in effect under each outstanding option or Stock Appreciation Right and (iv) the number and/or class of securities underlying the Performance Shares outstanding under the Performance Share Program. Such adjustments are to be effected by the Plan Administrator in a manner which shall preclude the enlargement or dilution of rights and benefits under the Plan, and such adjustments shall be final, binding and conclusive.



                                   ARTICLE TWO
                       DISCRETIONARY OPTION GRANT PROGRAM

I.   TERMS AND CONDITIONS OF OPTIONS

      Options granted pursuant to the Discretionary Option Grant Program shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Stock Options or Nonqualified Stock Options. Individuals who are not Employees of the Corporation or its parent or subsidiary corporations may only be granted Nonqualified Stock Options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; PROVIDED, HOWEVER, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Stock Option shall, in addition, be subject to the applicable provisions of Section II of this Article Two.

     A.   EXERCISE PRICE.

          1. The exercise price per share shall be fixed by the Plan Administrator but shall in no event be less than the par value of the Common Stock.

          2. The exercise price shall become immediately due upon exercise of the option and, subject to the provisions of Section I of Article Five and the instrument evidencing the grant, shall be payable in one of the alternative forms specified below:

          a. full payment in cash or check made payable to the order of the Corporation;

          b. full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date;

          c. full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check made payable to the order of the Corporation; or

          d. to the extent the option is exercised for vested shares, full payment through a broker-dealer sale and remittance procedure pursuant to which the option-holder shall provide concurrent irrevocable written instructions (i) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Corporation in connection with such purchase and (ii) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

          3. Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the option, payment of the exercise price for the purchased shares must accompany the written notice to the Corporation evidencing the option exercise.

     B. TERM AND EXERCISE OF OPTIONS. Each option granted under this Discretionary Option Grant Program shall be exercisable at such time or times and during such period as is determined by the Plan Administrator and set forth in the instrument evidencing the grant. No such option, however, shall have a maximum term in excess of ten (10) years measured from the grant date. The option shall be exercisable only by the Optionee and during the Optionee's lifetime shall not be assignable or transferable by the Optionee except for a transfer of the option effected by will or by the laws of descent and distribution following the Optionee's death.

     C.   TERMINATION OF SERVICE.

          1. The following provisions shall govern the exercise period applicable to any outstanding options held by the Optionee at the time of cessation of Service or death.

          a. Should an Optionee cease Service for any reason (including death or Permanent Disability) while holding one or more outstanding options under this Article Two, then none of those options shall (except to the extent otherwise provided pursuant to subparagraph 3 below) remain exercisable for more than a thirty-six (36) month period (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) measured from the date of such cessation of Service.

          b. Any option held by the Optionee under this Article Two and exercisable in whole or in part on the date of his or her death may be exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. However, the right to exercise such option shall lapse upon the earlier of
     (i) the third anniversary of the date of the Optionee's death (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) or (ii) the specified expiration date of the option term. Accordingly, upon the occurrence of the earlier event, the option shall terminate and cease to remain outstanding.

          c. Under no circumstances shall any such option be exercisable after the specified expiration date of the option term.

          d. During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of shares (if any) in which the Optionee is vested at the time of his or her cessation of Service. Upon the expiration of the limited post-Service exercise period or (if earlier) upon the specified expiration date of the option term, each such option shall terminate and cease to remain outstanding with respect to any vested shares for which the option has not otherwise been exercised.

     However, each outstanding option shall immediately terminate and cease to remain outstanding, at the time of the Optionee's cessation of Service, with respect to any shares for which the option is not otherwise at that time exercisable or in which the Optionee is not otherwise vested.

          e. Should (i) the Optionee's Service be terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (ii) the Optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Corporation or its parent or subsidiary corporations, then in any such event all outstanding options held by the Optionee under this Article Two shall immediately terminate and cease to remain outstanding.

          2. The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the Optionee under this Article Two to be exercised, during the limited post-Service exercise period applicable under this paragraph C, not only with respect to the number of vested shares of Common Stock for which each such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have subsequently vested had the Optionee continued in Service.

          3. The Plan Administrator shall also have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service or death from the limited period in effect under subparagraph C.1 above to such greater period of time as the Plan Administrator shall deem appropriate. In no event, however, shall such option be exercisable after the specified expiration date of the option term.

     D. STOCKHOLDER RIGHTS. An Optionee shall have no stockholder rights with respect to any shares covered by the option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

     E. REPURCHASE RIGHTS. The shares of Common Stock acquired upon the exercise of any Article Two option grant shall be subject to repurchase by the Corporation in accordance with the following provisions:

          1. The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common Stock under this Article Two. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase any or all of those unvested shares at the exercise price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.

          2. All of the Corporation's outstanding repurchase rights under this Article Two shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of a Corporate Transaction or Change in Control.

          3. The Plan Administrator shall have the discretionary authority, exercisable either before or after the Optionee's cessation of Service, to cancel the Corporation's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Optionee under this Discretionary Option Grant Program and thereby accelerate the vesting of such shares in whole or in part at any time.

II.  INCENTIVE STOCK OPTIONS

     The terms and conditions specified below shall be applicable to all Incentive Stock Options granted under this Article Two. Incentive Stock Options may only be granted to individuals who are Employees. Options which are specifically designated as Nonqualified Stock Options when issued under the Plan shall not be subject to such terms and conditions.

     A. DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable as Incentive Stock Options under the federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Stock Options under the federal tax laws shall be applied on the basis of the order in which such options are granted. Should the number of shares of Common Stock for which any Incentive Stock Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then that option may nevertheless be exercised in such calendar year for the excess number of shares as a Nonqualified Stock Option under the federal tax laws.

     B.   EXERCISE PRICE.

          1. FAIR MARKET VALUE. The per share exercise price of any Incentive Stock Option shall be fixed by the Plan Administrator, but shall in no event be less than one hundred percent (100%) of the Fair Market Value per share of the Common Stock on the date of grant.

          2. 10% STOCKHOLDER. If any individual to whom an Incentive Stock Option is granted is the owner of stock (as determined under Section 424(d) of the Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation or any one of its parent or subsidiary corporations, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the grant date, and the option term shall not exceed five (5) years measured from the grant date.

     C. Except as modified by the preceding provisions of this Section II, the provisions of Articles One, Two and Five of the Plan shall apply to all Incentive Stock Options granted hereunder.

III. CORPORATE TRANSACTION/CHANGE IN CONTROL

     A.   CORPORATE TRANSACTION.

          1. ACCELERATION. In the event of any Corporate Transaction, each option which is at the time outstanding under this Article Two shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully vested shares of Common Stock.

          2. TERMINATION. Immediately following the consummation of the Corporate Transaction, outstanding options under this Article Two shall terminate and cease to remain outstanding, except to the extent assumed by the successor corporation or its parent company.

     B.   CHANGE IN CONTROL.

          1. ACCELERATION. In the event of any Change in Control, each option which is at the time outstanding under this Article Two shall automatically accelerate so that each such option shall, immediately prior to the Change in Control, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully vested shares of Common Stock.

          2. OPTION TERM. Options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration of the option term.

     C. The grant of options under this Article Two shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     D.   The portion of any Incentive Stock Option accelerated under this
Section III in connection with a Corporate Transaction or Change in Control shall remain exercisable (to the extent it is exercisable under the above provisions) as an Incentive Stock Option under the federal laws only to the extent the dollar limitation of Section II of this Article Two is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Nonqualified Stock Option under the federal tax laws.

IV.  CANCELLATION AND REGRANT OF OPTIONS

     The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding options under this Article Two and to grant in substitution therefor new options under the Plan covering the same or different numbers of shares of Common Stock but with an exercise price per share not less than the par value per share of Common Stock and in the case of Incentive Stock Options not less than the Fair Market Value per share of Common Stock on the new grant date.



                                  ARTICLE THREE
                            PERFORMANCE AWARD PROGRAM


I.   PERFORMANCE AWARDS

     The Plan Administrator shall have the power to award Performance Awards consisting of Performance Shares and/or Stock Appreciation Rights as described below.

II.  PERFORMANCE SHARES

     A.   GENERALLY.

          1. The Plan Administrator shall have full power and authority, exercisable in its sole discretion but subject to the provisions of the Plan, to award Performance Shares. Each Performance Share shall function as an "equity-type" participating interest in the Corporation and shall entitle the Participant to receive a payment equal to the Fair Market Value per share of Common Stock on the date on which the Performance Share vests. The Plan Administrator may award Performance Shares as a performance bonus or may condition vesting of Performance Shares upon the attainment of specified performance objectives or upon other such factors or criteria as the Plan Administrator shall determine, including (without limitation) continued Service, appreciation in the Fair Market Value of the Common Stock, increased return on assets or earnings per share growth.

          2. Performance objectives, if any, may vary from Participant to Participant and among groups of Participants and shall be based, without limitation, upon such corporate-wide, subsidiary, group or division factors or criteria as the Plan Administrator may deem appropriate.

          3. Each Participant who is awarded Performance Shares shall be issued a written agreement evidencing the total number of Performance Shares awarded him or her and the terms and conditions upon which such Performance Shares are to vest and become payable.

          4. The award of Performance Shares under this Article Three shall not entitle the holder to any stockholder rights, including, without limitation, any voting, dividend or liquidation rights, with respect to the underlying shares of Common Stock which serve to determine the value of the award.

          5. The award of Performance Shares under this Article Three shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     B.   VESTING OF PERFORMANCE SHARES.

          1. No Performance Share shall vest prior to the first anniversary of the date on which the Performance Share award is approved by the Plan Administrator. Subject to the foregoing restriction, the Plan Administrator shall have full power and discretion to establish the vesting schedule applicable to the Performance Shares.

          2. All unvested Performance Shares held by a Participant at the time of his or her cessation of Service shall automatically terminate and cease to be outstanding, without any payment due the Participant on the terminated shares. However, the Plan Administrator shall have full and complete discretion, exercisable at any time, to accelerate in whole or in part the vesting schedule in effect for one or more Performance Shares held by a Participant.

     C.   LIQUIDATION OF PERFORMANCE SHARES.

          1. A Participant's Performance Shares shall be liquidated upon the occurrence of the vesting event applicable to those Performance Shares, and the Participant shall accordingly become entitled to a payment in an amount determined by multiplying the number of vested Performance Shares by the Fair Market Value of those Performance Shares on the vesting date.

          2. Payment for the liquidated Performance Shares shall be made to the Participant within thirty (30) days after the vesting event. Payment may, in the Plan Administrator's sole discretion, be made in cash or shares of Common Stock valued at Fair Market Value on the vesting date or in any combination thereof.

     D.   CANCELLATION OF PERFORMANCE SHARES.

     Each outstanding Performance Share shall terminate, and each Participant holding one or more Performance Shares shall cease to have any further rights or benefit entitlement thereunder, upon the receipt of the amount (if any) which becomes due and payable to such individual under the liquidation provisions of Subsection C of this Section II of Article Three.

III. STOCK APPRECIATION RIGHTS.

     A. The Plan Administrator shall have full power and authority, exercisable in its sole discretion but subject to the provisions of the Plan, to grant Stock Appreciation Rights to selected individuals eligible under the Plan. The Plan Administrator may award Stock Appreciation Rights either as a performance bonus or may condition the Stock Appreciation Right on the attainment of specified performance objectives or upon other such factors or criteria as the Plan Administrator shall determine, including (without limitation) continued Service, increased return on assets or earnings per share growth.

     B. Performance objectives, if any, may vary from individual to individual and among groups of individuals and shall be based, without limitation, upon such corporate-wide, subsidiary, group or division factors or criteria as the Plan Administrator may deem appropriate.

     C. Stock Appreciation Rights shall be independent rights not tied to any underlying Article Two stock option, Article Three Performance Share or Article Four Restricted Stock. The Stock Appreciation Right shall be exercisable upon such terms and conditions as the Plan Administrator may establish and shall entitle the holder to receive a distribution from the Corporation in an amount equal to the excess of (i) the aggregate Fair Market Value (on the exercise date of such right) of the shares of Common Stock underlying the exercised right over
(ii) the aggregate base price in effect for those shares.

     D. The number of shares of Common Stock underlying the Stock Appreciation Right and the base price in effect for those shares shall be determined by the Plan Administrator in its sole discretion at the time the Stock Appreciation Right is granted. The base price may not be less than the Fair Market Value (on the grant date of the right) of the shares of Common Stock underlying that right.

     E. Each individual who is awarded Stock Appreciation Rights shall be issued a written notice specifying the terms and conditions under which the Stock Appreciation Right shall be exercisable.

     F. Grantees of Stock Appreciation Rights may, in the discretion of the Plan Administrator, be required to comply with any timing or other restrictions including a window-period requirement deemed advisable or prudent by the Plan Administrator or otherwise with respect tot he settlement or exercise of a Stock Appreciation Right.

     G. The distribution to which the holder of the Stock Appreciation Right may become entitled under this Section III may be made in shares of Common Stock valued at Fair Market Value on the exercise date of such right, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

IV.  NON-TRANSFERABILITY/DEATH

     Neither the Performance Shares nor the Stock Appreciation Rights issued under this Article Three nor any rights or interests pertaining thereto may be transferred, assigned, pledged or encumbered, other than a transfer effected pursuant to the Participant's will or in accordance with the laws of descent and distribution following the Participant's death. Any unpaid amounts due the Participant with respect to vested Performance Shares liquidated prior to his or her death or Stock Appreciation Rights exercised prior to death shall be paid to the administrator or executor of such individual's estate.

V.   WITHHOLDING

     All payments under this Article Three shall be subject to the Corporation's collection of all applicable federal, state and local income and employment taxes required to be withheld therefrom.

VI.  UNFUNDED AND UNSECURED OBLIGATION

     The Corporation's obligation to pay the amounts which become due and payable under this Article Three shall at all times be an unfunded and unsecured obligation of the Corporation, and no trust fund, escrow arrangement or other segregated account shall be established as a funding vehicle for any payments to be made hereunder. Accordingly, holders of Performance Shares and Stock Appreciation Rights shall only have the status of general creditors with respect to any amounts which may actually become due and payable to them under this Article Three and shall look solely and exclusively to the general assets of the Corporation for payment.



                                  ARTICLE FOUR
                        RESTRICTED STOCK ISSUANCE PROGRAM


I.   TERMS AND CONDITIONS OF RESTRICTED STOCK ISSUANCES

     Shares of Common Stock ("Restricted Stock" shares) may be issued under the Restricted Stock Issuance Program through direct and immediate purchases without any intervening stock option grants. The Restricted Stock shares shall be evidenced by a Restricted Stock Issuance Agreement ("Issuance Agreement") that complies with the terms and conditions of this Article Four.

     A.   CONSIDERATION.

          1. AMOUNT. The Restricted Stock shares shall, in all instances, be issued for consideration in an amount determined by the Plan Administrator; PROVIDED, HOWEVER, that the consideration per share shall be no less than the par value per share.

          2. TYPE. Shares of Restricted Stock shall be issued under the Restricted Stock Issuance Program for one or more of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

          a. full payment in cash or check made payable to the order of the Corporation;

          b. a promissory note payable to the order of the Corporation in one or more installments, which may be subject to cancellation in whole or in part upon terms and conditions established by the Plan Administrator; or

          c. past services rendered to the Corporation or any parent or subsidiary corporation.

     B.   VESTING PROVISIONS.

          1. Subject to Subsection 2 below, shares of Restricted Stock issued under the Restricted Stock Issuance Program may, in the absolute discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon the attainment of performance milestones. The elements of the vesting schedule applicable to any unvested shares of Restricted Stock shall be determined by the Plan Administrator and incorporated into the Issuance Agreement executed by the Corporation and the Participant at the time such unvested shares are issued. Such elements may include, without limitation:

          a. the Service period to be completed by the Participant or the performance milestones to be achieved by the Corporation or the Participant,

          b. restrictions on sale, transfer and hypothecation of the Restricted Shares, including the right of the Corporation to repurchase the shares for the original amount of consideration if certain conditions are not met,

          c. such other restrictions as the Plan Administrator deems appropriate,

          d.   the number of installments in which the shares are to vest,

          e. the interval or intervals (if any) which are to lapse between installments, and

          f. the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule.

          2. Notwithstanding Subsection 1 above, (a) in the event that the Plan Administrator determines that certain performance objectives are to be achieved before the shares vest, such shares may not vest sooner than one year following the date of the stock issuance, and (b) in the event that the issued shares are to vest in installments over the Participant's period of Service, full vesting of such shares may not occur within the three (3) year period immediately following the date of the stock issuance.

          3. PARTICIPANT'S STOCKHOLDER RIGHTS. The Participant shall have full stockholder rights with respect to any shares of Restricted Stock issued to him or her under the Plan, whether or not his or her interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. Any new, additional or different shares of stock or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued, subject to (i) the same vesting requirements applicable to his or her unvested shares and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

          4. CESSATION OF SERVICE. Should the Participant cease to remain in Service while holding one or more unvested shares of Restricted Stock under the Restricted Stock Issuance Program, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money promissory note), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

          5. WAIVER. The following waivers may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

          a. The Plan Administrator may in its discretion elect to waive any of the restrictions imposed upon shares of Restricted Stock.

          b. The Plan Administrator may in its discretion elect to waive the surrender and cancellation of one or more unvested shares of Restricted Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies.

II.  CORPORATE TRANSACTION/CHANGE IN CONTROL

     Upon the occurrence of any Corporate Transaction or Change in Control, all unvested shares of Restricted Stock at the time outstanding under this Restricted Stock Issuance Program shall immediately vest in full and the Corporation's repurchase rights shall terminate.

III. TRANSFER RESTRICTIONS/SHARE ESCROW

     A. Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

     B. The Participant shall have no right to transfer any unvested shares of Common Stock issued to him or her under the Restricted Stock Issuance Program. For purposes of this restriction, the term "transfer" shall include (without limitation) any sale, pledge, assignment, encumbrance, gift or other disposition of such shares, whether voluntary or involuntary. Upon any such attempted transfer, the unvested shares shall immediately be cancelled in accordance with substantially the same procedure in effect under Subsection I.B.4 of this Article Four, and neither the Participant nor the proposed transferee shall have any rights with respect to such cancelled shares. However, the Participant shall have the right to make a gift of unvested shares acquired under the Restricted Stock Issuance Program to his or her spouse or issue, including adopted children, or to a trust established for such spouse or issue, provided the donee of such shares delivers to the Corporation a written agreement to be bound by all the provisions of the Restricted Stock Issuance Program and the Issuance Agreement applicable to the gifted shares.



                                  ARTICLE FIVE
                                  MISCELLANEOUS


I.   LOANS OR INSTALLMENT PAYMENTS

     A. The Plan Administrator may, in its discretion, assist any Optionee or Participant, if such Optionee or Participant is an Employee (including an Optionee or Participant who is an officer of the Corporation), in the exercise of one or more options granted to such Optionee under the Discretionary Option Grant Program or the purchase of one or more shares issued to such Participant under the Restricted Stock Issuance Program, including the satisfaction of any federal, state and local income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Corporation to such Optionee or Participant or (ii) permitting the Optionee or Participant to pay the exercise price or purchase price for the purchased shares in installments. Any loan or installment method of payment shall be upon such terms (including the interest rate and terms of repayment) as the Plan Administrator specifies in the applicable option or issuance agreement or otherwise deems appropriate under the circumstances. Loans or installment payments may be authorized with or without security or collateral. However, the maximum credit available to the Optionee or Participant may not exceed the exercise or purchase price of the acquired shares plus any federal, state and local income and employment tax liability incurred by the Optionee or Participant in connection with the acquisition of such shares.

     B. The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator may deem appropriate.

II.  AMENDMENT OF THE PLAN AND AWARDS

     A. The Compensation Committee of the Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, (i) no such amendment or modification shall adversely affect rights and obligations with respect to options at the time outstanding under the Plan, nor adversely affect the rights of any individual with respect to outstanding Performance Awards or unvested Restricted Stock under the Performance Award or Restricted Stock Issuance Programs, unless the affected individual consents to such amendment. In addition, the Compensation Committee may not, without the approval of the Corporation's stockholders, amend the Plan (i) to materially increase the maximum number of shares issuable over the term of the Plan or the maximum number of shares for which any one individual participating in the Plan may be granted stock options, Stock Appreciation Rights, Performance Shares and Restricted Stock issuances in the aggregate per calendar year, except for permissible adjustments under Subsection VI.D of Article One, (ii) to materially modify the eligibility requirements for plan participation or (iii) to materially increase the benefits accruing to plan participants.


     B. In no event may Performance Shares be awarded under Article Three which are in excess of the number of shares of Common Stock then available for issuance under the Plan. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program, and shares of Restricted Stock may be issued under the Restricted Stock Issuance Program which are in both instances in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Discretionary Option Grant Program or the Restricted Stock Issuance Program are held in escrow until stockholder approval is obtained for a sufficient increase in the number of shares available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess option grants or excess stock issuances are made, then (i) any unexercised excess options shall terminate and cease to be exercisable and
(ii) the Corporation shall promptly refund the purchase price paid for any excess shares actually issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow.

III. TAX WITHHOLDING

     A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of stock options for such shares or the vesting of such shares under the Plan shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

     B. The Plan Administrator may, in its discretion and in accordance with the provisions of this Section III and such supplemental rules as the Plan Administrator may from time to time adopt (including the applicable safe-harbor provisions of Securities and Exchange Commission Rule 16b-3), provide any or all holders of Nonqualified Stock Options or unvested shares of Common Stock under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the federal, state and local income and employment tax liabilities incurred by such holders in connection with the exercise of their options or the vesting of their shares (the "Taxes"). Such right may be provided to any such holder in either or both of the following formats:

          1. STOCK WITHHOLDING: The holder of the Nonqualified Stock Option or unvested shares may be provided with the election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Nonqualified Stock Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value to exceed one hundred percent (100%) of the applicable Taxes.

          2. STOCK DELIVERY: The Plan Administrator may, in its discretion, provide the holder of the Nonqualified Stock Option or the unvested shares with the election to deliver to the Corporation, at the time the Nonqualified Stock Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such individual (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value not to exceed one hundred percent (100%) of the Taxes incurred in connection with such option exercise or share vesting.

IV.  EFFECTIVE DATE AND TERM OF PLAN

     A. This Plan was adopted by the Board on _______________, 1997 and approved by the Corporation's stockholders on ____________, 1997. The Plan became effective on ___________, 19___, the date on which the Registration Statement relating to the Corporation's initial public offering was declared effective by the Securities and Exchange Commission.

     B.   The Plan shall terminate upon the earliest of (i) December 31, 2006,
(ii) the date the Plan is terminated by the Board or (iii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise of the stock options granted under the Discretionary Option Grant Program, the exercise of Stock Appreciation Rights and the award of Performance Shares under the Performance Award Program or the issuance of shares (whether vested or unvested) under the Restricted Stock Issuance Program. If the date of termination is determined under clauses (i) or (ii) above, then all stock options, Stock Appreciation Rights, Performance Shares and Restricted Stock issuances outstanding on


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such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants or issuances.

V.   USE OF PROCEEDS

     Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or stock issuances under the Plan shall be used for general corporate purposes.

VI.  REGULATORY APPROVALS

     A. The implementation of the Plan, the granting of any stock option under the Discretionary Option Grant Program, the award of any Stock Appreciation Right or Performance Shares under the Performance Share Program, the issuance of any shares under the Restricted Stock Issuance Program and the issuance of Common Stock upon the exercise of the stock options or stock appreciation rights granted hereunder shall each be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options, Stock Appreciation Rights and Performance Shares granted under it and the Common Stock issued pursuant to it.

     B. No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of federal and state securities laws and all applicable listing requirements of any securities exchange on which the Common Stock is then listed for trading.

VII. NO EMPLOYMENT OR SERVICE RIGHTS

          Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the Service of the Corporation (or any parent or subsidiary corporation) for any period of specific duration, and the Corporation (or any parent or subsidiary corporation retaining the services of such individual) retain all rights to terminate such individual's Service at any time and for any reason, with or without cause.

VIII.     MISCELLANEOUS PROVISIONS

     A. TRANSFER LIMITATION. Except to the extent otherwise expressly provided in the Plan, the right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee or Participant.

     B. GOVERNING LAW. The provisions of the Plan relating to the exercise of options and the vesting of shares shall be governed by the laws of the State of Maryland without resort to that State's conflict-of-laws rules, as such laws are applied to contracts entered into and performed in such State.


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

     C. SUCCESSORS AND ASSIGNS. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Participants and the Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

     D. HEADINGS. The headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of the Plan.


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